Income Taxes	12 Months Ended
May 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
15.	INCOME TAXES

Significant components of provision for income taxes for the years ended May 31, 2015, 2016 and 2017 were as follows:

	Years ended May 31,
	2015	2016	2017
	US$	US$	US$
Current:
PRC	31,552	39,467	51,142

Deferred:
PRC	(5,331)	(1,936)	(518)

Total provision for income taxes	26,221	37,531	50,624

The Company is incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, the Company is not subject to income or capital gains taxes. In addition, dividend payments are not subject to withholdings tax in the Cayman Islands.

The Company’s subsidiaries Smart Shine, Winner Park and Elite Concept are located in Hong Kong and are subject to an income tax rate of 16.5% for taxable income earned in Hong Kong. Elite Concept and Smart Shine received a special dividend of US$75,898 and nil during the years ended May 31, 2016 and 2017. Withholding taxes of US$7,590 and nil in connection with the dividends were fully paid during the years ended May 31, 2016 and 2017, respectively.

The Company’s PRC subsidiaries and the VIEs are subject to the 25% standard enterprise income tax except for those accepted as deemed profit method enterprises, or qualified for small-scale enterprises, or granted preferential tax treatment.

Enterprises that qualify as a high and new technology enterprise (“HNTE”) are subject to a tax rate of 15%. Beijing Decision, Beijing Hewstone, Beijing Pioneer and Xuncheng continued to qualify as HNTE and were subject to a tax rate of 15% during the years ended May 31, 2015, 2016 and 2017. Beijing Smart Wood qualified as HNTE and could enjoy a tax rate of 15% since January 2016.

Enterprises that qualify as the “newly established software enterprise” (“NESE”) are exempt from Enterprise Income Tax (“EIT”) for two years beginning the enterprise’s first profitable year followed by a tax rate of 12.5% for the succeeding three years. Beijing Smart Wood, Beijing Right Time, Beijing Joy Tend, Beijing Top, Beijing Shenghe, Beijing Magnificence and Beijing Jinghong were qualified as NESE and enjoyed the EIT tax benefit that began from January 2012, January 2013, January 2013, January 2014, January 2014, January 2015 and January 2017, respectively.

Beijing Haidian School was not required by the governing tax bureau to pay any EIT since its establishment through May 31, 2017. If Beijing Haidian School is required to pay EIT in future, this could have material impact to the Group’s consolidated financial statements. However, the Group believes that it is more likely than not that any change to the tax treatment of Beijing Haidian School shall be prospectively applied.

Significant components of the Group’s deferred tax assets and liabilities were as follows:

	As of May 31,
	2016	2017
	US$	US$
Deferred tax assets, non-current
Allowance doubtful accounts	252	2,017
Accrued expenses	18,427	21,893
Deferred revenue for incentive plan	2,376	233
Net operating loss carry-forward	6,910	8,696

Total deferred tax assets, non-current	27,965	32,839
Less: valuation allowance	(3,624)	(3,981)

Net, deferred tax assets, non-current	24,341	28,858

Deferred tax liabilities, non-current
Acquired of non-current assets	1,982	2,220

Total deferred tax liabilities, non-current	1,982	2,220

The Group does not file combined or consolidated tax returns, therefore, losses from individual subsidiaries or the VIEs may not be used to offset other subsidiaries’ earnings within the Group.

The Group determined the valuation allowance on an entity by entity basis. The valuation allowance, which is primarily related to entities with net operating loss carry-forwards for which the Company does not believe it will ultimately be realized, was US$3,981 as of May 31, 2017, an increase of US$357 from US$3,624 as of May 31, 2016.

As of the year ended May 31, 2017, the Group had net operating loss carried-forwards of US$36,608 from the Company’s PRC subsidiaries and VIE, which will expire on various dates from May 31, 2018 to May 31, 2022.

A reconciliation of the effective tax rates from the 25% statutory tax rates was as follows for the years ended May 31, 2015, 2016 and 2017:

	Years ended May 31,
	2015	2016	2017
	%	%	%
Statutory tax rate	25.00	25.00	25.00
Effect of expenses not deductible for tax purposes	4.91	4.57	2.03
Effect of tax holiday	(20.82)	(18.05)	(13.41)
Changes in valuation allowance	(0.59)	0.25	0.11
Effect of dividend withholding tax	3.39	2.27	1.58

Total provision for income taxes	11.89	14.04	15.31

If the tax holidays granted to the WFOEs and current tax treatments on certain schools and subsidiaries of New Oriental China were not available, the Group’s income tax expense would have increased by US$47,080, US$47,559 and US$42,895, the basic net income per share attributable to the Company would decrease by US$0.30 , US$0.30 and US$0.27 for the years ended May 31, 2015, 2016 and 2017, respectively, and the diluted net income per share attributable to the Company would decrease by US$0.30, US$0.30 and US$0.27 for the years ended May 31, 2015, 2016 and 2017, respectively.

Under the New Income Tax Law effective from January 1, 2008, the rules for determining whether an entity is resident in the PRC for tax purposes have changed and the determination of residence depends among other things on the “place of actual management”. If the Group, or its non-PRC subsidiaries, were to be determined as a PRC resident for tax purposes, they would be subject to a 25% income tax rate on their worldwide income including the income arising in jurisdictions outside the PRC. The Group does not believe that its legal entities organized outside of the PRC are considered PRC residents.

If the Company were to be a non-resident for PRC tax purposes, dividends paid to it out of profits earned after January 1, 2008 would be subject to a withholding tax. In the case of dividends paid by PRC schools and subsidiaries to their foreign investors, the withholding tax would be 10%, unless any such foreign investor’s jurisdiction of incorporation has a tax treaty with China that provides for a different withholding arrangement. During the year ended May 31, 2015, Shanghai Smart Words paid US$5,559 withholding tax when it paid a special dividend to Smart Shine. During the year ended May 31, 2016, Beijing Hewstone, Shanghai Smart Words and Beijing Decision paid US$7,590 withholding tax when they paid a special dividend to their parent companies, Elite Concept.

Aggregate undistributed earnings of the Company’s PRC subsidiaries and VIEs that are available for distribution was US$1,133,217 and US$1,457,705 as of May 31, 2016 and 2017, respectively. Upon distribution of such earnings, the Company will be subject to PRC EIT taxes, the amount of which is impractical to estimate. The Company did not record any tax on any of the aforementioned undistributed earnings because the relevant subsidiaries and VIEs do not intend to declare dividends and the Company intends to permanently reinvest it within the PRC. Additionally, no deferred tax liability was recorded for taxable temporary differences attributable to the undistributed earnings because the Company believes the undistributed earnings can be distributed in a manner that would not be subject to income tax.

The Group did not identify any significant unrecognized tax benefits for the years ended May 31, 2015, 2016 and 2017, respectively. The Group did not incur any significant interest and penalties related to potential underpaid income tax expenses and also does not anticipate any significant increases or decreases in unrecognized tax benefits in the next twelve months. The Group has no material unrecognized tax benefits which would favorably affect the effective income tax rate in future periods.

According to the PRC Tax Administration and Collection Law, the tax authority may require the taxpayer or the withholding agent to make delinquent tax payment within three years if the underpayment of taxes is resulted from the tax authority’s act or error. No late payment surcharge will be assessed under such circumstances. The statute of limitation will be three years if the underpayment of taxes is due to the computational errors made by the taxpayer or the withholding agent. Late payment surcharge will be assessed in such case. The statute of limitation will be extended to five years under special circumstances which are not clearly defined (but an underpayment of tax liability exceeding US$16 (RMB0.1 million) is specifically listed as a “special circumstance”). The statute of limitation for transfer pricing related issue is ten years. There is no statute of limitation in the case of tax evasion. Therefore, the Group’s PRC domiciled entities are subject to examination by the PRC tax authorities based on the above.